UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported): May 4, 2023

Commission File Number: 1-11607
DTE Energy Company

Michigan	38-3217752
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)

Registrants address of principal executive offices: One Energy Plaza, Detroit, Michigan 48226-1279
Registrants telephone number, including area code: (313) 235-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common stock, without par value	DTE	New York Stock Exchange

2017 Series E 5.25% Junior Subordinated Debentures due 2077	DTW	New York Stock Exchange

2020 Series G 4.375% Junior Subordinated Debentures due 2080	DTB	New York Stock Exchange

2021 Series E 4.375% Junior Subordinated Debentures due 2081	DTG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)    The Annual Meeting was held on May 4, 2023.

(b)    At the Annual Meeting:

(i)    The director nominees named in the Proxy were all elected to the Board as follows: David A. Brandon, Charles G. McClure, Jr., Gail J. McGovern, Mark A. Murray, Gerardo Norcia, Robert C. Skaggs, Jr., David A. Thomas, Gary H. Torgow, James H. Vandenberghe and Valerie M. Williams were each elected to serve as a director of the Company for a one-year term expiring in 2024, with the votes shown:

	Total Votes For Each Director	Total Votes Withheld From Each Director	Broker Non-Votes
David A. Brandon	133,399,611	12,105,867	21,041,978
Charles G. McClure, Jr.	125,689,460	19,816,018	21,041,978
Gail J. McGovern	141,724,828	3,780,650	21,041,978
Mark A. Murray	139,987,246	5,518,231	21,041,978
Gerardo Norcia	139,929,477	5,576,001	21,041,978
Robert C. Skaggs, Jr.	143,963,117	1,542,361	21,041,978
David A. Thomas	144,029,512	1,475,966	21,041,978
Gary H. Torgow	141,731,268	3,774,209	21,041,978
James H. Vandenberghe	142,277,204	3,228,273	21,041,978
Valerie M. Williams	140,853,955	4,651,523	21,041,978

(ii)    Shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year 2023, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
164,995,924	1,174,582	376,949	0

(iii)    Shareholders approved, on an advisory basis, the overall executive compensation paid to the Company's named executive officers as more fully described in the Proxy, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
139,092,690	5,537,439	875,348	21,041,978

(iv)    Shareholders advised the Company to include an advisory vote on the compensation of the Company's named executive officers on an annual basis as more fully described in the Proxy, with the votes shown:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
142,986,650	362,506	1,494,912	661,410	21,041,978

(v)    Shareholders approved a management proposal relating to amending the bylaws to allow holders of 15% of shares outstanding to call a special shareholder meeting, as more fully described in the Proxy, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
142,733,393	2,103,403	668,682	21,041,978

(vi)    Shareholders did not approve the shareholder proposal relating to amending the bylaws to allow holders of 10% of shares outstanding to call a special shareholder meeting, as more fully described in the Proxy, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
31,851,783	112,941,480	712,215	21,041,978

(vii)    Shareholders did not approve the shareholder proposal relating to publication of a lobbying report, as more fully described in the Proxy, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
42,863,661	101,536,233	1,105,585	21,041,978

Item 9.01.      Financial Statements and Exhibits.
(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2023

DTE Energy Company
(Registrant)

/s/Lisa A. Muschong
Lisa A. Muschong
Vice President, Corporate Secretary and Chief of Staff